SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       December 16, 2009
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                              ENGLOBAL CORPORATION
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             (Exact name of registrant as specified in its chapter)

           Nevada                   001-14217               88-0322261
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(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas    77060-5914
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       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      281-878-1000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

On December 16, 2009, the Company issued a press release announcing an alliance with GRSA Consultants and Engineers, Inc, a private engineering firm based in Baton Rouge, in order to deliver capabilities in the chemical, petrochemical, and refinery industries. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Number          Exhibit
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99.1            Press Release, dated December 16, 2009, of ENGlobal Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGlobal Corporation


Date:  December 17, 2009                    /s/ Natalie S. Hairston
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                                            Natalie S. Hairston
                                            Vice President - Investor Relations,
                                            Chief Governance Officer and
                                            Corporate Secretary